EXHIBIT 10.17

                              CONSULTING AGREEMENT
                              --------------------


               THIS AGREEMENT ("Agreement"), made as of the 22nd day of June, 2000, by and between AVID SPORTSWEAR AND GOLF, CORP., a Nevada corporation ("Company"), and PERSIA CONSULTING GROUP, INC., a New York corporation (the "CONSULTANT").
                                   WITNESSETH
                                   ----------


               WHEREAS, the Consultant will provide general consulting services to the Company in regards to the capital markets, investor and public relations on a non-exclusive basis.

               WHEREAS, and the Company desires to secure the services of the Consultant on the terms and conditions hereinafter set forth;

                                    AGREEMENT
                                    ---------

               NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

               1. INVESTOR AND PUBLIC RELATIONS ADVICE AND SERVICES ON A NON-EXCLUSIVE BASIS.

                     1.1. The Company retains the Consultant and the Consultant agrees to provide general consulting services and advice to the Company with regards to the capital markets, investor and public relations for the period commencing on the date hereof and ending on the second anniversary of the signing of this Agreement (the "TERM"). If at anytime during the Term the Company conducts a public offering of its securities, the Consultant shall limit any disclosures to the information contained in the applicable prospectus.

                     1.2. CONSULTANT'S  COMPENSATION.  In   consideration of the
services  to  be  performed  by  the  Consultant,  the  Company  shall  pay  the
Consultant:

                           (a) Three Hundred Fifty Thousand (350,000) shares of the Company's common stock as follows:

                                (i) Upon the signing of this Agreement the Company will deposit Three Hundred Fifty Thousand (350,000) shares of the Company's restricted common stock in to the Butler Gonzalez, LLP DTC account at The May Davis Group, Inc., Account No. HM 136-9094.


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                                (ii) The Company will include the Three  Hundred
                                     Fifty Thousand (350,000) restricted shares in its Form SB-2 Registration Statement expected to be filed within the next seven
                                     (7) days.

               2.    MISCELLANEOUS.

                     2.1. BENEFITS. This Agreement is made solely for the benefit of the Consultant and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Securities Exchange Act of 1934 and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the securities.

                     2.2. GOVERNING LAW. The validity, interpretation, and construction of this Agreement will be governed by the Laws of the State of New York. The parties further agree that any action between them shall be heard in New York County, NEW YORK, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

                     2.3. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

                     2.4. CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the transactions described herein, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

                     2.5. FINANCIAL ADVISERS. The parties acknowledge that the Company has or may retain financial and other advisors during the Term (the "ADVISORS"), and the Company agrees to indemnify and hold the Consultant harmless for any fees and expenses of the Advisors.





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         IN WITNESS WHEREOF,  the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

"THE COMPANY"
AVID SPORTWEAR AND GOLF CORP.



By:/s/Earl T. Ingarfield

Name:Earl T. Ingarfield

Title:  President and Chief Executive Officer

"THE CONSULTANT"
PERSIA CONSULTING GROUP, INC.



By:/s/Hamid Fashandi

Name:  Hamid Fashandi
Title:  President and Chief Executive Officer